Income Taxes (Federal Statutory Rate) (Details) - USD ($) $ in Millions		12 Months Ended
		Feb. 01, 2015	Feb. 02, 2014	Feb. 03, 2013
Reconciliation of the Provision for Income Taxes:
Income taxes at federal statutory rate		$ 3,492	$ 2,964	$ 2,527
State income taxes, net of federal income tax benefit		235	227	197
Other, net		(96)	(109)	(38)
Total	[1]	$ 3,631	$ 3,082	$ 2,686

[1]	Fiscal years ended February 1, 2015 and February 2, 2014 include 52 weeks. Fiscal year ended February 3, 2013 includes 53 weeks.